AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT A

GROUP IMMEDIATE VARIABLE ANNUITY CONTRACTS

SUPPLEMENT DATED DECEMBER 8, 2008

TO CONTRACT PROSPECTUSES

          American International Life Assurance Company of New York is amending its Contract prospectus for the sole purpose of describing a change in the availability of the Putnam Discovery Growth Fund, a mutual fund of Putnam Investments (the "Fund"), as an investment option under the Contracts.

          Effective December 8, 2008, the Fund will no longer be offered as an investment option under the Contracts.

          If you have any questions, please call our Group Annuity Administration Department at 1-877-299-1724.